UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

GROUPON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35335 (Commission File Number)	27-0903295 (I.R.S. Employer Identification No.)

600 West Chicago Avenue, Suite 400 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

312-334-1579
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Groupon, Inc. (“Groupon”) held its annual meeting of the stockholders on June 14, 2018. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders:

Election of Directors

Groupon's nine director nominees were elected to the Board of Directors (the “Board”) and will serve as directors until Groupon's next annual meeting of stockholders or until their respective successors are elected and qualified. The directors were elected with the following vote:

Director Nominee	For	Withheld	Broker Non-Votes

Michael Angelakis	359,287,736	16,570,564	138,327,535
Peter Barris	372,658,970	3,199,330	138,327,535
Robert Bass	373,581,250	2,277,050	138,327,535
Eric Lefkofsky	371,100,667	4,757,633	138,327,535
Theodore Leonsis	373,480,382	2,377,918	138,327,535
Joseph Levin	352,821,790	23,036,510	138,327,535
Deborah Wahl	375,165,057	693,243	138,327,535
Rich Williams	375,090,729	767,571	138,327,535
Ann Ziegler	374,782,682	1,075,618	138,327,535

Ratification of Independent Registered Public Accounting Firm for Fiscal Year 2018

The appointment of Deloitte & Touche LLP as Groupon’s independent registered public accounting firm for the 2018 fiscal year was ratified with the following vote:

For	Against	Abstentions
511,749,648	2,034,309	401,878

Advisory Approval of Groupon's Named Executive Officer Compensation

A proposal to approve a non-binding resolution approving the compensation of Groupon’s named executive officers, as disclosed in the proxy statement, was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
294,621,559	79,792,906	1,443,835	138,327,535

Advisory Approval of the Frequency of Future Advisory Votes to Approve Groupon's Named Executive Officer Compensation

A proposal requesting a non-binding vote of the stockholders to determine whether the advisory stockholder vote on executive compensation shall occur every one, two or three years, resulted in stockholders approving a one-year frequency with the vote set forth in the table below.  The Board, which recommended a one-year frequency, determined that Groupon will continue to hold its advisory stockholder vote on executive compensation every year.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
373,209,134	240,205	842,304	1,566,657	138,327,535

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: June 18, 2018	By:	/s/ Michael Randolfi
	Name:	Michael Randolfi
	Title:	Chief Financial Officer